UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 4, 2008

Date of Report (Date of earliest event reported)

Wentworth Energy, Inc.

(Exact name of registrant as specified in its charter)

Oklahoma

(State or other jurisdiction)

0-32593

(Commission File Number)

73-1599600

(IRS Employer Identification No.)

112 E. Oak Street, Suite 200, Palestine, Texas, 75801

(Address of principal executive offices)

(903) 723-0395

Registrant’s telephone number, including area code

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 FR 240.13e-4(c))

Item 1.01

Entry into a Material Definitive Agreement

As disclosed in the Current Report on Form 8-K filed with the Securities and Exchange Commission on November 6, 2007, on October 31, 2007, Wentworth Energy, Inc. (the “Company”) entered into Amendment Agreements (the “Amendment Agreements”) with certain investors (the “Investors”) that provided for the issuance of certain notes (the “Notes”) to such Investors.

On November 4, 2008, the Company and each of the Investors entered into a Waiver and Deferral of October 1, 2008 Quarterly Interest Payment (the “Waiver”), effective September 30, 2008, whereby all of the Investors agreed to waive the requirement to pay certain interest payments under the Notes, provided that the Company pays such interest payment amounts to the Investors on January 1, 2009.  A copy of the form of the Waiver is filed as Exhibit 10.1 hereto.

Item 9.01

Financial Statements and Exhibits

Exhibits

10.1

Waiver and Deferral of October 1, 2008 Quarterly Interest Payment.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 4, 2008

WENTWORTH ENERGY, INC.

/s/ Francis K. Ling

Francis K. Ling, Chief Financial Officer

Exhibit Index

Exhibit No.
10.1	Waiver and Deferral of October 1, 2008 Quarterly Interest Payment.